UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Robert M. Slotky
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7383
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  June 30, 2009

Item 1. Report to Stockholders.

ANNUAL REPORT

Year Ended

June 30, 2009

Portfolio 21

Message from Portfolio 21’s founders
Dear Friends,

We launched Portfolio 21 on September 29, 1999.  We would like to thank all of you for placing your trust in us over the last 10 years.  It has been and continues to be an honor and great responsibility to manage your money according to the principles we mutually agree are critically important.  We trust that you have been pleased with the competitive performance even during these more recent challenging economic times.

Anniversaries are times for reflection.  For this 10th anniversary, we offer 10 observations based on our experience and perspective as investment managers.

1.  Ecological limits matter!
The inevitability of our planet’s ecological limits means that the choices before companies are not about whether they care for the environment, but about the substance and relevance of what they are doing.  Dealing with limited ecological capacity is arguably the most important business challenge facing companies in the 21st century, and “greenwashing” has no place in a company that is serious about its future.  It is irrelevant whether a company wants to be perceived as “doing the right thing” or “committed” to environmental sustainability.  It is only relevant that a company understands the challenges and opportunities associated with ecological limits and then acts accordingly.

2.  There is no Federal Reserve or lender of last resort for natural resources or ecosystem services.
As the financial crisis unfolded and huge institutions imploded, the response from policymakers was to print money.  It’s as if, when faced with the most serious economic crisis since the 1930s, the answer was, “There’s an app for that.”  Print and borrow money, dole it out, and increase the national debt and budget deficits.  Unfortunately, while it is possible to borrow money, at least for a while, there is not another set of ecosystems from which we can borrow ecological capacity.

3.  Awareness and action are on the rise.
The relentless flow of scientific verification of global climate change, a new administration that actually acknowledges this reality, growing awareness on the part of business and the public—all have been contributing to big increases in flows of money to mutual funds that focus on environmental issues and opportunities.  We are fortunate to be part of a rapidly growing sector within the financial industry.  During our 10 years, Portfolio 21 has experienced positive net new money (deposits minus redemptions) in every month except one.  That’s an impressive record for a mutual fund, especially during the past year.

4.  Small is beautiful.
Portfolio 21 Investments is a small company by design.  We use a decision-making framework for our business—and for the fund—that disciplines us to consider our goals and priorities and prevents us from being distracted by short-term thinking.  We purposely offer one mutual fund because we want it to be the very best representation of our investment management philosophy and implementation.

5.  Independent is beautiful.
We are based in Portland, Oregon and physically distant from the Wall Street mentality.  We are also financially independent.  We are majority owned by employees.  We have no “soft dollar” arrangements, nor are we influenced by the vested interests that are common in large, multi-faceted public corporations.

6.  It takes patience and focus to stay the course.
We’re often grilled on our portfolio management process by financial consultants and other experts in the field.  They really like to hear that a manager has a “system.”  In fact, some managers refer to their investment management process as a manufacturing process.  We have never believed that investing can be reduced to data mining, formulas, or algorithms, and our investment performance speaks for itself.  We’ve stayed with our approach, despite the fact that there has been significant pressure to deviate, because we believe that prudent investing must be based on qualitative analysis and a long-term approach.

7.  Qualitative, fundamental analysis goes hand in hand with long-term investing.
We are long-term investors, which means we spend a lot of upfront time understanding a company and its business before we decide to invest.  Once we’ve invested, we stay with the company unless there is a fundamental shift in its business.  An easy way to determine whether a manager is matching behavior with rhetoric about long-term investing is to look at the turnover rate of the fund.  This number will tell you how often the securities in the fund are replaced with new positions.  For example, a turnover rate of zero means a fund literally buys and holds.  An annual turnover rate of 100% could mean that the fund replaces every security in the fund once a year.  A long-term manager will tend to have low annual turnover rates.  The annual turnover rate for Portfolio 21 has averaged 4% for the past nine and a half years.

8.  ESG is an integral part of financial analysis.
We don’t separate financial analysis from environmental, social, and governance (ESG) issues and we don’t understand why anyone would.  After all, financial statements are simply the distillation of a set of decisions that are made in the context of a web of factors that are driven primarily by human behavior.  And, as we know intuitively, and as behavioral economists are proving, human behavior is not always rational, nor is it driven by a single factor.  We are complex creatures, business is complex, and financial success is complex.  It is imperative for us to consider all of the factors that might be driving the financial performance of a company.

9.  Father does NOT always know best.
For once and for all, let’s set aside the outdated illusion that a bunch of financiers on Wall Street really know best about everything.  It’s time to listen to Mother Earth.

10.  The future is now.
Ecological limits are not going to happen someday.  They are here today, and they were here yesterday.  It is too late for us to reverse global climate change.  There are thousands of worthy organizations and individuals working diligently to roll back the tide of human destruction of the environment, but no matter how hard they work we are at the point where we are striving to make things “less bad” or “less disruptive.”  While this may seem negative, it’s the truth as we understand it.  From an investment perspective, we cannot afford to be in denial, or hope and wait for a technological solution to solve the ecological crisis.  Our investment strategy is to manage ecological risk and opportunities.  We seek companies that understand this reality and that have relevant and adaptable business models.

All of us at Portfolio 21 really enjoy hearing from our shareholders.  Please drop us a line if you have a moment.  Our address is welcome@portfolio21.com.  If you are not already receiving our quarterly newsletter, please feel free to sign up at our website, www.portfolio21.com.

Here’s to the next 10 years!

Sincerely,

Leslie Christian	Carsten Henningsen
Co-founder	Co-founder

Management’s Discussion of Fund Performance
for the period ending 6/30/09

Portfolio 21 has outperformed the MSCI World Equity Index over the past year and over the longer-term.

		Average Annual			Gross
	1	3	5	Since	Expense
	Year	Years	Years	Inception	Ratio
Retail
Inception: 9/30/99	-22.78%	-3.81%	2.48%	2.39%	1.51%
Institutional
Inception: 3/30/07	-22.57%	N/A	N/A	-12.44%	1.21%
MSCI World
Equity Index	-29.01%	-7.48%	0.57%	-0.24%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-351-4115.  The Fund imposes a 2% redemption fee on shares held for less than 60 days.  Performance data quoted does not reflect the redemption fee.  If reflected, total return would be reduced.

Excessive greed and reckless risk taking put the financial system and the world economy into dire straights.  Market participants leveraged balance sheets with inadequate capital and little regard for inherent risk.  Governments had to intervene in order to prevent a financial system meltdown and economic collapse.  Consequently, we have been taking some investment cues from the government as it will likely be the largest net contributor to gross domestic product in the second half of 2009 and 2010.  Businesses and consumers are too leveraged to be positive factors over the short term.  Government financing for stimulus funding and climate change legislation will affect markets and the world economy over the longer term.

The road to economic recovery is far from assured.  As investors ponder their next moves in this unusually unpredictable cycle, they are confronted with a confounding array of risks.  The economic freefall has been stopped and the collapse of the financial system appears to have been averted.  National economic stimulus programs have started to take effect and most are counting on a second-half recovery.  However, there is only so far “less bad” economic news can take us.  A sustainable recovery will require things to actually get better.  The “green shoots” in the economy are real, but they still require nourishment.  If the government’s stimulus efforts are removed too quickly, the shoots are likely to wither before they bear fruit.  Investors will be looking for companies to start providing evidence that green shoots of recovery have begun sprouting on their bottom lines.

Over the past year, we made some allocation adjustments to positions in Portfolio 21 in light of the economic reality and increased government influence.  While the recession may be in its final stages, it is not over just yet and GDP (Gross Domestic Product) growth may only be in the 1% to 2% range, instead of the usual 2% to 3%, for the next several years as the economic meltdown effects work through the financial services, housing, and automotive industries.  We have allocated more heavily to the economic sectors that we believe are likely to post the smallest declines in growth, such as the healthcare sector.  Furthermore, markets overreacted to fears of government run healthcare reforms and sold the sector indiscriminately, providing for some good potential investment opportunities.  The current administration isn’t as likely to be as friendly to the sector as the previous one.  Nevertheless, we feel we have identified companies that should be positioned to thrive.  Corporations like Novo Nordisk and Roche are leaders in biotechnology research and development.  Biopharmaceuticals offer several advantages over traditional pharmaceutical drugs including high rates of effectiveness and potent action, fewer side effects, and the potential to actually cure diseases rather than merely treat symptoms.  These advantages, combined with the fact that these substances can be produced in larger quantities with less raw material inputs are driving enhanced production of these drugs.  Furthermore, biopharmaceuticals are much harder to copy and therefore have better patent protection and longer-term profitability streams.

Stimulus fund allocation should drive corporate performance over the next year.  Accordingly, we invested more cash in companies that are likely to be early benefiters from a government inspired economic recovery.  President Obama has set a goal of doubling renewable energy production in three years.  Acciona and Iberdrola Renovables appear well positioned to benefit from increased spending on infrastructure and renewable energy.  The U.S. government and electricity producers are getting ready to spend hundreds of billions to upgrade power lines and electricity grids and increase energy efficiency.  Correspondingly, we increased our stake in ABB and added Itron to the fund.  Our analysis indicates that these companies have the best product offering and value proposition in this space.

As a global mutual fund, regional allocation, particularly with regard to currency movement, impacts performance and cannot be ignored.  Global investor sentiment has been the main driver for currency markets.  The dollar and the Japanese yen have tended to benefit from rising economic fears and financial sector turmoil as investors flee equities and other assets perceived to carry more risk.  Conversely, the euro and other non-haven currencies have tended to outperform during periods of increased investor optimism.  Looking forward, the dollar will likely weaken as long as the world economy can avoid slipping back into deep recession.  Furthermore, many are bearish about the dollar’s longer-term prospects.  Large U.S. budget deficits will require a lot of foreign financing and as the U.S. looks to sell huge sums of debt to pay for its economic stimulus, signs are emerging that foreigners might not be as interested as they used to be.

There is also concern about the long-term prospects for the greenback and the dollar’s status as the world’s reserve currency.  Emerging economies are making it clear that they want global economic order less dominated by the U.S. and other wealthy nations.  China’s central bank proposed replacing the U.S. dollar as the international reserve currency with a new global system controlled by the International Monetary Fund.  Portfolio 21 stands to benefit from foreign currency appreciation as the fund is heavily invested in international stocks.

As investor focus generally remains concentrated on short and medium-term economic concerns, we remain committed to managing Portfolio 21 to protect against longer-term ecological constraints.  At Portfolio 21, we believe environmental constraints pose the biggest threat to economic growth and corporate profitability.

Harmful effects from global warming are already happening and are worsening.  Global warming already has caused more heavy downpours, rising temperature and sea levels, rapidly retreating glaciers, longer growing seasons, and altered river flows.  Water, either too much or too little, will continue to be a major problem in every region of the world.

High-carbon growth will eventually be choked off, first on high fossil fuel prices and ultimately by the massive potential costs of unmitigated climate change.  Low-carbon growth offers many opportunities, but we need to manage the transition from high-carbon economies carefully.  Governments are addressing it with legislation.  However, passage of a controversial “cap-and-trade” system for cutting greenhouse gas emissions is facing a steep uphill climb in Congress in the U.S.  With global climate change negotiations in Copenhagen just months away, pressure is building for both developed and developing countries to announce emissions reduction targets in advance of the meetings.  The G-8 agreed to reduce emissions, but many feel the accord falls short, especially with regard to short-term targets and aid for emerging markets.  We continue to pay serious attention to these developments and manage Portfolio 21 accordingly.

Beyond markets, sectors, and currencies, individual stock performance had a considerable impact on fund performance over the last year:

Johnson Controls is a diversified company with three business divisions:  Building Efficiency, Power Solutions, and Automotive Experience.  Shares of Johnson Controls declined more than 20% over the past year as the automotive sector deteriorated, but then climbed over 80% in the second quarter, as investors bet that the worst of the recession was behind us.  Cyclical stocks were beaten down in 2008 and then bid up in early 2009, but Johnson Controls also benefitted from a forward-looking business model.  As limits on greenhouse gas emissions increase throughout the world, the company believes demand for its products and services will increase.  For example, its building efficiency products and services provide significant environmental benefits while also generating favorable cost savings for clients.

Genzyme is a biotechnology company that offers products and services focused on rare inherited disorders, kidney disease, orthopedics, cancer, transplant and immune disease, and diagnostic testing.  The company had a tough year, down over 22.55%, as a virus halted all production at a major factory through at least July.  The incident should have no long-term effects and the company’s environmental focus should continue to aid long-term performance.

Reed Elsevier is publisher and information provider that caters primarily to the scientific, legal, educational, and business-to-business sectors.  The stock fell over the past year after company updates revealed deteriorating business trends in the “resilient” science and legal segments.  Reed’s significant progress in addressing its largest environmental impact, paper use, by providing more information resource services online, give the company a competitive advantage.  Although the increased use of online services poses significant energy challenges, it also provides environmental benefits associated with dematerialization, such as reductions in paper use and in energy and packaging used in the physical distribution of publications.

Tennant designs, manufactures, and sells non-residential floor maintenance equipment, floor coatings, and related products.  The company’s products include scrubbers, sweepers, extractors, burnishers, buffers, floor coatings and full-service equipment support.  Tennant’s marketing materials assure us that the company’s products help “create a cleaner, safer world.”  In an age where greenwashing is rampant, many companies make the same type of claim.  It is our feeling, however, that Tennant’s intentions go beyond marketing and the company is actually attempting to make itself and its products more environmentally sustainable.  Tennant shares dropped almost 40% over the past twelve months as investor sentiment soured.  Small-cap cyclical stocks were brutally punished.

The information above represents the opinions of Portfolio 21, is subject to change, and any forecasts made cannot be guaranteed.

Portfolio 21 invests in foreign securities, which are subject to the risks of currency fluctuations, political and economic instability and differences in accounting standards.  The Fund invests in smaller companies that involve additional risks such as limited liquidity and greater volatility.

The Fund’s environmental policy could cause it to make or avoid investments that could result in the portfolio underperforming similar funds that do not have an environmental policy.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security.  Please see the following annual report for the fund’s holdings as of June 30, 2009.

The MSCI World Equity Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance.

Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced.  Must be preceded or accompanied by a current prospectus.  Please refer to the prospectus for important information about the Fund including investment objectives, risks, charges, and expenses.

The Fund is distributed by Quasar Distributors, LLC

Portfolio 21

PORTFOLIO HOLDINGS BY COUNTRY at June 30, 2009 (unaudited)

	Portfolio Holdings	Percent of Net Assets

Australia	$ 1,561,890	0.62%
Austria	2,040,597	0.81%
Belgium	1,139,761	0.45%
Bermuda	518,000	0.20%
Brazil	1,319,724	0.52%
Canada	3,021,278	1.20%
Denmark	16,689,985	6.62%
Finland	3,615,840	1.43%
France	9,785,138	3.88%
Germany	8,594,227	3.40%
Hong Kong	1,120,266	0.44%
Italy	1,106,529	0.44%
Japan	20,270,048	8.04%
Netherlands	2,943,903	1.17%
Norway	1,181,166	0.47%
Singapore	378,381	0.15%
Spain	13,773,871	5.46%
Sweden	14,979,998	5.94%
Switzerland	14,017,839	5.56%
United Kingdom	20,964,352	8.31%
United States	112,458,283	44.55%
Other Assets in Excess
of liabilities	858,157	0.34%
Total	$252,339,233	100.00%

EXPENSE EXAMPLE for the Six Months Ended June 30, 2009 (unaudited)

As a shareholder of the Portfolio 21 Fund (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment advisory fees, distribution fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/09 –6/30/09).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses.  Although the Fund charges no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request a redemption be made by wire transfer, currently, the Fund’s transfer agent

Portfolio 21

EXPENSE EXAMPLE (unaudited), Continued

charges a $15.00 fee. You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares less than 60 calendar days after you purchase them. Individual Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee.  Currently, the advisor is paying the IRA annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory, shareholder servicing, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Portfolio 21

EXPENSE EXAMPLE (unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	1/01/09	6/30/09	1/01/09 – 6/30/09*
Portfolio 21 Actual	$1,000	$1,086	$7.76
Hypothetical (5% annual
return before expenses)	$1,000	$1,017	$7.50

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	1/01/09	6/30/09	1/01/09 – 6/30/09**
Portfolio 21 -
Institutional Class Actual	$1,000	$1,088	$6.21
Hypothetical (5% annual
return before expenses)	$1,000	$1,019	$6.01

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.50% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).

**
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.20% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).

Portfolio 21 – Retail Class
Value of $10,000 vs MSCI World Index and S&P 500 Index

Average Annual Total Return
Period Ended June 30, 2009
1 Year	(22.78%)
5 Year	2.48%
Since Inception (9/30/99)	2.39%

This chart illustrates the performance of a hypothetical $10,000 investment made on September 30, 1999 (the “Fund’s inception”), and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends, but does not reflect redemption of fees.

As of June 30, 2009, the S&P 500 Index returned -26.21%, -2.24% and -1.63% for the one-year, five-year and since inception periods, respectively.

As of June 30, 2009, the MSCI World Index returned -29.01%, 0.57% and -0.24% for the one-year, five-year and since inception periods, respectively.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more of less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-351-4115.

The Fund imposes a 2% redemption fee on shares held for less than 60 days.

The MSCI World Index measures performance for a diverse range of developed country global stock markets, including U.S., Canada, Europe, Australia, New Zealand and the Far East.  The index reflects the reinvestment of distributions, if any, but does not reflect fees, brokerage commissions, or other costs of investing. The S&P 500 Index is a broad based index of 500 stocks, which is widely recognized as representative of the equity market in general. The index is unmanaged and returns include reinvested dividends. One cannot invest directly in an index.

Portfolio 21 – Institutional Class
Value of $10,000 vs MSCI World Index and S&P 500 Index

Average Annual Total Return
Period Ended June 30, 2009
1 Year	(22.57%)
Since Inception (3/30/07)	(12.44%)

This chart illustrates the performance of a hypothetical $10,000 investment made on March 30, 2007 (the “inception”), and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends, but does not reflect redemption of fees.

As of June 30, 2009, the S&P 500 Index returned -26.21% for the one-year period and -15.67% for the inception period.

As of June 30, 2009, the MSCI World Index returned -29.01% for the one-year period and -15.72% for the inception period.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more of less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-351-4115.

The Fund imposes a 2% redemption fee on shares held for less than 60 days.

The MSCI World Index measures performance for a diverse range of developed country global stock markets, including U.S., Canada, Europe, Australia, New Zealand and the Far East.  The index reflects the reinvestment of distributions, if any, but does not reflect fees, brokerage commissions, or other costs of investing. The S&P 500 Index is a broad based index of 500 stocks, which is widely recognized as representative of the equity market in general. The index is unmanaged and returns include reinvested dividends. One cannot invest directly in an index.

Portfolio 21

SCHEDULE OF INVESTMENTS at June 30, 2009

Shares		Value
COMMON STOCKS: 86.5%
Automobiles & Components: 2.1%
60,000	Denso Corp.
	(Japan)	$1,537,959
170,000	Johnson
	Controls, Inc.
	(United States)	3,692,400
		5,230,359
Banks: 2.9%
285,000	HSBC Holdings PLC
	(United Kingdom)	2,374,383
30,000	Royal Bank
	of Canada
	(Canada) (a)	1,226,927
7,000	Unibail (France)	1,046,600
437,484	UniCredito
	Italiano SpA (Italy)	1,106,529
96,000	Westpac Banking
	Corp. (Australia)	1,561,890
		7,316,329
Capital Goods: 9.3%
150,000	ABB Ltd.
	(Switzerland)	2,368,602
60,000	Abengoa SA
	(Spain) (a)	1,333,345
15,000	Acciona SA (Spain)	1,852,273
68,000	Apogee Enterprises,
	Inc. (United States)	836,400
240,000	Atlas Copco AB -
	Class A (Sweden)	2,416,610
51,000	Eaton Corp.
	(United States)	2,275,110
250,000	Hyflux (Singapore)	378,381
45,000	Kurita Water
	Industries Ltd.
	(Japan)	1,453,305
150,000	Mitsubishi Electric
	Corp. (Japan)	948,020
18,000	Schneider Electric
	SA (France)	1,377,688
34,000	Siemens AG -
	Registered Shares
	(Germany)	2,351,189
87,000	Skanska AB -
	Class B (Sweden)	976,113
213,300	SKF AB - Class B
	(Sweden)	2,636,340
80,000	Tennant Co.
	(United States)	1,471,200
138,000	Volvo AB - Class B
	(Sweden)	854,710
		23,529,286
Commercial Services & Supplies: 0.5%
30,000	Fuel-Tech, Inc.
	(United States) (a)	291,000
43,800	Herman Miller, Inc.
	(United States)	671,892
30,000	Interface, Inc. - Class
	A (United States)	186,000
		1,148,892
Consumer Durables & Apparel: 3.9%
102,000	Electrolux AB -
	Class B (Sweden)	1,426,943
100,000	Koninklijke Philips
	Electronics NV -
	ADR (Netherlands)	1,842,000
58,000	Nike, Inc.
	(United States)	3,003,240
225,000	Sharp Corp. (Japan)	2,334,205
35,200	Shimano, Inc.
	(Japan)	1,352,412
		9,958,800
Energy: 1.2%
41,900	Vestas Wind
	Systems A/S
	(Denmark) (a)	3,006,939
Food & Staples Retailing: 3.1%
60,000	Carrefour SA
	(France)	2,573,098
200,000	Tesco PLC
	(United Kingdom)	1,167,969
114,000	United Natural
	Foods, Inc.
	(United States) (a)	2,992,500

The accompanying notes are an integral part of these financial statements.

Portfolio 21

SCHEDULE OF INVESTMENTS at June 30, 2009, Continued

Shares		Value
Food & Staples Retailing (Continued)
57,000	Whole Foods
	Market, Inc.
	(United States)	$1,081,860
		7,815,427
Food, Beverage & Tobacco: 0.2%
100,000	Cosan Ltd.
	(Brazil) (a)	518,000
Health Care Equipment & Services: 3.0%
105,000	Baxter International,
	Inc. (United States)	5,560,800
80,000	Olympus Corp.
	(Japan)	1,883,948
		7,444,748
Hotels, Restaurants & Leisure: 0.4%
28,300	Accor SA (France)	1,127,539
Household & Personal Products: 1.4%
100,000	Kao Corp. (Japan)	2,176,038
100,000	Natura Cosmeticos
	(Brazil)	1,319,724
		3,495,762
Insurance: 1.3%
135,000	Aviva PLC
	(United Kingdom)	760,100
9,000	Muenchener
	Rueckversicherungs
	AG (Germany)	1,215,951
42,000	Swiss Reinsurance
	(Switzerland)	1,395,555
		3,371,606
Materials: 10.0%
20,900	Air Liquide (France)	1,917,703
15,500	Ecolab, Inc.
	(United States)	604,345
65,000	Johnson Matthey PLC
	(United Kingdom)	1,234,314
47,000	Novozymes A/S -
	Class B (Denmark)	3,823,624
70,000	Nucor Corp.
	(United States)	3,110,100
50,000	Praxair, Inc.
	(United States)	3,553,500
60,000	Schnitzer Steel
	Industries, Inc.
	(United States)	3,171,600
46,000	Sonoco Products Co.
	(United States)	1,101,700
342,000	Svenska Cellulosa
	AB - Class B
	(Sweden)	3,600,719
600,000	Teijin Ltd. (Japan)	1,928,554
50,000	Umicore (Belgium)	1,139,761
		25,185,920
Media: 1.2%
100,000	British Sky
	Broadcasting
	Group PLC
	(United Kingdom)	750,672
300,000	Reed Elsevier PLC
	(United Kingdom)	2,241,196
		2,991,868
Pharmaceuticals & Biotechnology: 10.7%
45,000	AstraZeneca PLC
	(United Kingdom)	1,984,159
30,000	Genzyme Corp.
	(United States)(a)	1,670,100
110,000	H. Lundbeck A/S
	(Denmark)	2,092,823
60,000	Johnson & Johnson
	(United States)	3,408,000
160,000	Novartis AG
	(Switzerland)	6,513,159
27,600	Novo-Nordisk A/S -
	ADR (Denmark)	1,503,096
115,000	Novo-Nordisk A/S -
	Class B (Denmark)	6,263,503
20,000	Roche Holding AG
	(Switzerland)	2,725,044
15,000	Waters Corp.
	(United States) (a)	772,050
		26,931,934

The accompanying notes are an integral part of these financial statements.

Portfolio 21

SCHEDULE OF INVESTMENTS at June 30, 2009, Continued

Shares		Value
Real Estate: 1.2%
75,000	British Land
	Co. PLC
	(United Kingdom)	$472,264
65,000	Potlatch Corp.
	(United States)	1,578,850
115,000	ProLogis
	(United States)	926,900
		2,978,014
Retailing: 4.3%
45,000	Hennes & Mauritz
	AB - Class B
	(Sweden)	2,247,043
700,000	Kingfisher PLC
	(United Kingdom)	2,053,701
200,000	Marks & Spencer
	Group PLC
	(United Kingdom)	1,008,523
275,000	Staples, Inc.
	(United Kingdom)	5,546,750
		10,856,017
Semiconductors &
Semiconductor Equipment: 1.5%
115,000	Applied
	Materials, Inc.
	(United States)	1,261,550
160,000	Intel Corp.
	(United States)	2,648,000
		3,909,550
Software & Services: 5.2%
75,000	Adobe Systems, Inc.
	(United States) (a)	2,122,500
111,000	Autodesk, Inc.
	(United States) (a)	2,106,780
19,000	Google, Inc.
	(United States) (a)	8,010,210
30,000	VMware, Inc.
	(United States) (a)	818,100
		13,057,590
Technology, Hardware & Equipment: 10.1%
118,800	Agilent
	Technologies, Inc.
	(United States) (a)	2,412,828
99,950	Canon, Inc. (Japan)	3,264,767
115,000	Cisco Systems, Inc.
	(United States) (a)	2,143,600
92,000	Dell, Inc.
	(United States) (a)	1,263,160
25,000	Echelon Corp. (a)
	(United States)	212,000
84,000	Ericsson Telephone
	Co. - ADR
	(United States)	821,520
62,300	Hewlett-Packard Co.
	(United States)	2,407,895
46,000	International Business
	Machines Corp.
	(United States)	4,803,320
15,000	Itron, Inc.
	(United States) (a)	826,050
87,000	Netapp, Inc.
	(United States) (a)	1,715,640
248,000	Nokia OYJ - ADR
	(Finland)	3,615,840
7,000	Sunpower Corp. -
	Class A
	(United States) (a)	186,480
70,000	Tandberg ASA
	(Norway)	1,181,166
78,900	Xerox Corp.
	(United States) (a)	511,272
		25,365,538
Telecommunication Services: 2.2%
3,300	Swisscom AG
	(Switzerland)	1,015,480
200,000	Telefonica SA
	(Spain)	4,541,935
		5,557,415
Transportation: 3.4%
45,000	Canadian Pacific
	Railway Ltd.
	(Canada) (a)	1,794,352
98,000	Deutsche Post AG
	(Germany)	1,279,586
37,000	East Japan Railway
	Co. (Japan)	2,227,617

The accompanying notes are an integral part of these financial statements.

Portfolio 21

SCHEDULE OF INVESTMENTS at June 30, 2009, Continued

Shares		Value
Transportation (Continued)
180,000	Mitsui OSK Lines
	Ltd. (Japan)	$1,163,222
375,000	MTR Corp.
	(Hong Kong)	1,120,266
56,375	TNT (Netherlands)	1,101,903
		8,686,946
Utilities: 7.4%
35,000	EDF Energies
	Nouvelles SA
	(France)	1,742,509
145,000	EDP Renovaveis
	SA (Spain) (a)	1,487,549
500,000	Iberdrola Renovables
	(Spain) (a)	2,292,275
200,000	National Grid PLC
	(United Kingdom)	1,804,740
40,000	Oest Elektrizitats
	(Austria)	2,040,597
24,000	Ormat Technologies,
	Inc. (United States)	967,440
50,000	Portland General
	Electric Co.
	(United States)	974,000
50,000	Red Electrica
	De Espana (Spain)	2,266,494
150,000	Scottish & Southern
	Energy PLC
	(United Kingdom)	2,822,134
127,000	Severn Trent PLC
	(United Kingdom)	2,290,198
		18,687,936
TOTAL COMMON STOCKS
(Cost $240,055,260)		218,172,415
PREFERRED STOCK: 1.5%
Household & Personal Products: 1.5%
120,000	Henkel KGaA
	(Germany)	3,747,500
TOTAL PREFERRED STOCK
(Cost $3,789,377)		3,747,500
Principal
Amount
SHORT-TERM INVESTMENTS: 11.7%
Certificate of Deposit: 1.0%
	New Resource Bank
$500,000	1.780%, 07/23/2009	500,000
108,563	2.250%, 12/22/2009	108,563
315,864	2.180%, 02/18/2010	315,864
	Permaculture
	Credit Union
24,783	2.000%, 09/27/2010	24,783
	Selfhelp Credit Union
100,000	3.050%, 08/20/2009	100,000
	Shorebank
286,650	2.850%, 08/13/2009	286,650
200,000	2.950%, 10/16/2009	200,000
95,000	2.900%, 11/05/2009	95,000
95,000	3.000%, 01/20/2010	95,000
209,000	1.470%, 02/18/2010	209,000
100,000	1.470%, 02/25/2010	100,000
300,000	1.460%, 03/25/2010	300,000
200,000	1.280%, 04/22/2010	200,000
	Wainwright Bank
100,000	2.230%,
	01/17/2010	100,000
		2,634,860
Money Market: 10.7%
26,926,301	Fidelity Money
	Market Portfolio	26,926,301
TOTAL SHORT-TERM INVESTMENTS
(Cost $29,561,161)		29,561,161
TOTAL INVESTMENTS
IN SECURITIES: 99.7%
(Cost $273,405,798)		251,481,076
Other Assets in Excess
of Liabilities: 0.3%		858,157
TOTAL NET ASSETS: 100.0%		$252,339,233

(a)	Non Income Producing
ADR American Depository Receipt

The accompanying notes are an integral part of these financial statements.

Portfolio 21

SCHEDULE OF INVESTMENTS at June 30, 2009, Continued

Percent of
Country	Net Assets
Australia	0.62%
Austria	0.81%
Belgium	0.45%
Bermuda	0.20%
Brazil	0.52%
Canada	1.20%
Denmark	6.62%
Finland	1.43%
France	3.88%
Germany	3.40%
Hong Kong	0.44%
Italy	0.44%
Japan	8.04%
Netherlands	1.17%
Norway	0.47%
Singapore	0.15%
Spain	5.46%
Sweden	5.94%
Switzerland	5.56%
United Kingdom	8.31%
United States	44.55%
Other Assets in Excess
of liabilities	0.34%
100.00%

The accompanying notes are an integral part of these financial statements.

Portfolio 21

STATEMENT OF ASSETS AND LIABILITIES at June 30, 2009

ASSETS
Investments in securities, at value (cost $273,405,798 ) (Note 2)	$251,481,076
Cash	100,612
Receivables:
Dividends and interest	867,502
Fund shares sold	363,598
Other assets	1,375
Prepaid expenses	36,141
Total assets	252,850,304

LIABILITIES
Payables:
Fund shares redeemed	95,971
Investment advisory fees (net)	200,121
Administration fees	38,602
Custody fees	15,989
Fund accounting fees	16,574
Transfer agent fees	13,692
Distribution fees	89,802
Chief Compliance Officer fees	612
Other accrued expenses	39,708
Total liabilities	511,071
NET ASSETS	$252,339,233

COMPONENTS OF NET ASSETS
Paid-in capital	$286,329,518
Undistributed net investment income	1,738,252
Accumulated net realized loss on investments
and foreign currency transactions	(13,819,038)
Net unrealized depreciation on investments	(21,924,722)
Net unrealized appreciation of foreign currency and
translation of other assets and liabilities in foreign currency	15,223
Net assets	$252,339,233

Retail Class
Net assets	$155,793,965
Shares issued and outstanding	6,303,901
(Unlimited number of shares authorized without par value)
Net asset value, offering price, and redemption price per share	$24.71
Institutional Class
Net assets	$96,545,268
Shares issued and outstanding	3,913,115
(Unlimited number of shares authorized without par value)
Net asset value, offering price, and redemption price per share	$24.67

The accompanying notes are an integral part of these financial statements.

Portfolio 21

STATEMENT OF OPERATIONS For the year ended June 30, 2009

INVESTMENT INCOME
Dividends (net of foreign withholding tax of $333,053)	$4,655,926
Interest	572,466
Total investment income	5,228,392

EXPENSES (Note 3)
Investment advisory fees	2,082,676
Distribution fees – Retail Class	351,524
Administration fees	219,614
Fund accounting fees	110,413
Transfer agent fees	85,639
Custody fees	83,019
Registration fees	35,599
Reports to shareholders	27,985
Miscellaneous expenses	27,953
Audit fees	21,533
Trustee fees	11,180
Legal fees	7,976
Chief Compliance Officer fees	7,420
Insurance expense	3,054
Total expenses	3,075,585
Less: fees waived	(23,007)
Net expenses	3,052,578
Net investment income	2,175,814

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss on investments
and foreign currency transactions	(12,693,677)
Change in net unrealized depreciation
on investments and foreign currency	(51,656,024)
Change in net unrealized depreciation
of translation of other assets and
liabilities in foreign currency	684
Net realized and unrealized loss on
investments and foreign currency transactions	(64,349,017)
Net decrease in net assets
resulting from operations	$(62,173,203)

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

Portfolio 21

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	June 30,	June 30,
	2009	2008
INCREASE IN NET ASSETS FROM:

OPERATIONS
Net investment income	$2,175,814	$3,142,608
Net realized gain (loss) on investments
and foreign currency transactions	(12,693,677)	(517,771)
Change in net unrealized depreciation
on investments and foreign currency	(51,656,024)	(30,472,999)
Change in net unrealized appreciation
of translation of other assets and
liabilities in foreign currency	684	9,511
Net decrease in net assets
resulting from operations	(62,173,203)	(27,838,651)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Retail Class	(2,090,965)	(1,121,725)
Institutional Class	(1,200,609)	(767,037)
From net realized gain:
Retail Class	(95,765)	(528,240)
Institutional Class	(40,884)	(255,420)
Total distributions to shareholders	(3,428,223)	(2,672,422)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change
in outstanding shares - Retail Class (a)	20,871,295	24,688,345
Net increase (decrease) in net assets derived
from net change in outstanding shares -
Institutional Class (c)	23,731,820	39,228,884
Total increase in net assets
from capital share transactions	44,603,115	63,917,229
Total increase (decrease) in net assets	(20,998,311)	33,406,156

NET ASSETS
Beginning of year	273,337,544	239,931,388
End of year	$252,339,233	$273,337,544
Undistributed net investment income	$1,738,252	$3,030,328

The accompanying notes are an integral part of these financial statements.

Portfolio 21

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a)  Summary of capital share transactions for Retail Class shares is as follows:

	Year Ended June 30, 2009		Year Ended June 30, 2008
	Shares	Value	Shares	Value
Shares sold	2,073,786	$49,703,209	1,817,410	$63,387,591
Shares issued in reinvestment
of distributions	91,111	2,079,159	44,147	1,606,062
Shares redeemed (b)	(1,293,900)	(30,911,073)	(1,141,493)	(40,305,308)
Net increase	870,997	$20,871,295	720,064	$24,688,345
(b) Net of redemption fees of $11,164 and $9,801, respectively.
(c) Summary of capital share transactions for Institutional Class shares is as follows:

	Year Ended June 30, 2009		Year Ended June 30, 2008
	Shares	Value	Shares	Value
Shares sold	2,403,798	$55,727,739	1,187,509	$42,005,129
Shares issued in reinvestment
of distributions	54,240	1,233,422	27,682	1,006,523
Shares redeemed (d)	(1,505,005)	(33,229,341)	(106,582)	(3,782,768)
Net increase (decrease)	953,033	$23,731,820	1,108,609	$39,228,884
(d) Net of redemption fees of $83 and $10, respectively.

The accompanying notes are an integral part of these financial statements.

Portfolio 21

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year/period

Retail Class

	Year Ended June 30,
	2009	2008	2007
Net asset value, beginning of year/period	$32.56	$36.54	$29.05

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.18	0.34	0.32
Net realized and unrealized gain (loss) on investments	(7.64)	(3.98)	7.79
Total from investment operations	(7.46)	(3.64)	8.11

LESS DISTRIBUTIONS:
From net investment income	(0.37)	(0.23)	(0.32)
From net realized gain	(0.02)	(0.11)	(0.30)
Total distributions	(0.39)	(0.34)	(0.62)
Paid-in capital from redemption fees (Note 2)	— *	— *	— *
Net asset value, end of year/period	$24.71	$32.56	$36.54
Total return	(22.78)%	(10.09)%	28.18%

RATIOs/SUPPLEMENTAL DATA:
Net assets, end of year/period (millions)	$155.8	$176.9	$172.2

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	1.51%	1.49%	1.57%
After fees waived and expenses absorbed	1.50%	1.50%	1.50%

RATIO OF NET INVESTMENT INCOME
TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	0.86%	1.13%	0.99%
After fees waived and expenses absorbed	0.87%	1.12%	1.06%
Portfolio turnover rate	13%	4%	0%

*	Less than $.01 per share.
^	Not annualized
+	Annualized
++	On June 26, 2006, the Trust’s Board of Trustees approved a change in the Fund’s fiscal year-end from August 31 to June 30, effective with the ten-month period ending June 30, 2006.

The accompanying notes are an integral part of these financial statements.

Portfolio 21

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period, Continued

Retail Class — Continued

	Period
	Ended		Year Ended
	June 30,		August 31,
	2006++		2005	2004
Net asset value, beginning of period/year	$25.49		$21.64	$19.47

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.37		0.18	0.08
Net realized and unrealized gain (loss) on investments	3.41		3.77	2.13
Total from investment operations	3.78		3.95	2.21

LESS DISTRIBUTIONS:
From net investment income	(0.16)		(0.10)	(0.04)
From net realized gain	(0.06)		—	—
Total distributions	(0.22)		(0.10)	(0.04)
Paid-in capital from redemption fees (Note 2)	—	*	— *	— *
Net asset value, end of year/period	$29.05		$25.49	$21.64
Total return	14.88	%^	18.27%	11.36%

RATIOs/SUPPLEMENTAL DATA:
Net assets, end of period/year (millions)	$119.8		$88.4	$51.5

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	1.63	%+	1.69%	1.90%
After fees waived and expenses absorbed	1.50	%+	1.50%	1.50%

RATIO OF NET INVESTMENT INCOME
TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	1.60	%+	0.71%	0.02%
After fees waived and expenses absorbed	1.73	%+	0.90%	0.42%
Portfolio turnover rate	4	%^	1%	4%

The accompanying notes are an integral part of these financial statements.

Portfolio 21

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year/period

Institutional Class

	Year Ended		Period Ended
	June 30,		June 30,
	2009	2008	2007*
Net asset value, beginning of year/period	$32.59	$36.57	$34.44

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.38	0.42	0.16
Net realized and unrealized
gain on investments	(7.78)	(3.96)	1.97
Total from investment operations	(7.40)	(3.54)	2.13

LESS DISTRIBUTIONS:
From net investment income	(0.50)	(0.33)	—
From net realized gain	(0.02)	(0.11)	—
Total distributions	(0.52)	(0.44)	—
Paid-in capital from
redemption fees (Note 2)	— **	—	—
Net asset value, end of year/period	$24.67	$32.59	$36.57
Total return	(22.57)%^	(9.82)%	6.18	%^

RATIOs/SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$96.5	$96.5	$67.7

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	1.21%	1.19%	1.23	%+
After fees waived and expenses absorbed	1.20%	1.20%	1.20	%+

RATIO OF NET INVESTMENT INCOME
TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	1.21%	1.42%	2.28	%+
After fees waived and expenses absorbed	1.22%	1.41%	2.31	%+
Portfolio turnover rate	13%	4%	0	%^

*	Institutional shares have been offered since March 30, 2007.
**	Less than $.01 per share.
^	Not annualized
+	Annualized

The accompanying notes are an integral part of these financial statements.

Portfolio 21

NOTES TO FINANCIAL STATEMENTS June 30, 2009

NOTE 1 – ORGANIZATION

Portfolio 21 (the “Fund”) is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company.  The Fund commenced operations on September 30, 1999.

The Funds offer Retail and Institutional shares.  Institutional shares are offered primarily for direct investment by investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations.  Each class of shares has equal rights as to earnings and assets except that each class bears different distribution expenses.  Each class of shares has exclusive voting rights with respect to matters that affect just that class.  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The investment objective of the Fund is to seek long-term growth of capital.  The Fund seeks to achieve its objective by investing primarily in common stocks of domestic and foreign companies of  any size market capitalization that satisfy certain environmental responsibility criteria.

On June 20, 2006 the Trust’s board of trustees approved a change in the Fund’s fiscal year-end from August 31 to June 30, effective with the ten month period ending June 30, 2006.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), exchanges are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Portfolio 21

NOTES TO FINANCIAL STATEMENTS June 30, 2009, Continued

Short-term securities that have maturities of less than 60 days are valued at amortized cost, which when combined with accrued interest, approximates market value.

The Fund may invest substantially in securities traded on foreign exchanges (see “Foreign Currency” below).  Investments that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, or if there were no transactions on such day, at the mean between the bid and asked prices.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board of Trustees.  Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. The Trust has selected FT Interactive Data (“FTID”) to provide fair value pricing data with respect to certain security holdings held by certain Funds. The use of this third-party pricing service is designed to capture events occurring after a foreign exchange closes that may affect the value of certain holdings of certain Fund’s securities traded on those foreign exchanges. As of June 30, 2009, the Fund did not hold fair valued securities other than securities fair valued by FTID.

The Fund adopted Statement of Financial Accounting Standard No. 157,Fair Value Measurements (“FAS 157”) and FASB Staff Position No. 157-4 (“FSP 157-4”). FSP 157-4 clarifies FAS 157 and requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the asset or liability such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. The FSP 157-4 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types. FAS 157 requires each fund to classify its securities based on valuation method, using the following levels:

Portfolio 21

NOTES TO FINANCIAL STATEMENTS June 30, 2009, Continued

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities
Level 2 – Other significant inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s net assets as of June 30, 2009:

	Level 1	Level 2	Total
Equity
Consumer Discretionary	$12,242,390	$15,329,522	$27,571,912
Consumer Staples	4,074,360	11,362,711	15,437,071
Financials	2,505,750	11,678,198	14,183,948
Health Care	11,410,950	22,965,732	34,376,682
Industrials	5,918,082	30,251,807	36,169,889
Information Technology	33,262,905	8,883,293	42,146,198
Materials	10,936,900	14,395,346	25,332,246
Telecommunication Services	—	5,557,415	5,557,415
Utilities	2,545,785	18,598,769	21,144,554
Total Equity	82,897,122	139,022,793	221,919,915
Short-Term Investments	26,926,301	2,634,860	29,561,161
Total Investments in Securities	$109,823,423	$141,657,653	$251,481,076

The Fund adopted the provisions of Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”), effective June 30, 2009.  SFAS 161 requires enhanced disclosures about a Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on a Fund’s financial position, performance and cash flows.  Management has determined the adoption of SFAS 161 had no material impact on the Fund’s financial statements and related disclosures.

B.
Foreign Currency.  Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign

Portfolio 21

NOTES TO FINANCIAL STATEMENTS June 30, 2009, Continued

currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Fund reports net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

C.
Federal Income Taxes. The Fund has elected to be taxed as “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Under current tax laws, losses after October 31 may be deferred and treated as occurring on the first business day of the following fiscal year.

On September 1, 2007, the Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”.  FIN 48 requires the evaluation of tax positions taken on previously filed tax returns or expected to be taken of future returns.  These positions must meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained upon examination.

Portfolio 21

NOTES TO FINANCIAL STATEMENTS June 30, 2009, Continued

In evaluating whether a tax position has met the recognition threshold, the Fund must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. Tax positions not deemed to meet the more likely-than-not threshold are recorded as a tax expense in the current year.

FIN 48 requires the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions.  Open tax years are those that are open for exam by taxing authorities.  Major jurisdictions for the Fund include Federal and the state of Massachusetts.  As of June 30, 2009, open Federal and Massachusetts tax years include the tax years ended June 30, 2006 through June 30, 2009.  The Funds have no examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Fund’s financial position or results of operations.  There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end June 30, 2009.  The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

D.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a first-in, first-out basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

E.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally, which are determined in accordance with income tax regulations, are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

Portfolio 21

NOTES TO FINANCIAL STATEMENTS June 30, 2009, Continued

F.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

G.
Share Valuation. The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.  The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share.  The Fund charges a 2.00% redemption fee on shares held less than 60 days.  This fee is deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund retains the fee charged as paid-in-capital and such fees become part of the Fund’s daily NAV calculation.

H.
Reclassification of Capital Accounts.  Accounting principles generally accepted in the United States of America require that certain components of the net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on the net assets or net assets per value per share.  For the year ended June 30, 2009, the Fund decreased undistributed net investment income by $176,316 and decreased accumulated capital losses by $176,316 due to certain permanent book and tax differences.  Net assets were not affected by the change.

I.
New Accounting Pronouncement.  In May 2009, the FASB issued SFAS No. 165, “Subsequent Events” (SFAS No. 165).  The Fund adopted SFAS No. 165 which requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, an entity will be required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  In addition, SFAS No. 165 requires an entity to disclose the date through which

Portfolio 21

NOTES TO FINANCIAL STATEMENTS June 30, 2009, Continued

subsequent events have been evaluated. The Fund has evaluated subsequent events through the issuance of their financial statements on August 27, 2009.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Portfolio 21 Investments, (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.95% based upon the average daily net assets of the Funds.  As compensation for its services, for the year ended June 30, 2009, the Fund incurred $2,082,676 in advisory fees.

The Advisor has contractually agreed to limit the Fund’s annual ratio of expenses to 1.50% for the Retail Class and 1.20% for the Institutional Class of the Fund’s average daily net assets.  The contract’s term is indefinite and may be terminated only by the Board of Trustees.  For the year ended June 30, 2009 the Advisor waived $23,007 in fees for the Fund.

The Advisor is permitted to seek reimbursement from the Fund, subject to limitations for fees waived and/or Fund expenses it pays over the following three years after payment. At June 30, 2009, the remaining cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Fund that may be reimbursed was $143,451.  The Advisor may recapture a portion of the above amount no later than the dates as stated below:

Year of Expiration	Amount
June 30, 2010	$120,444
June 30, 2012	$ 23,007

The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement.  Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

U.S. Bancorp Fund Services, LLC (the “USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund.  USBFS also serves as the Fund’s fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and

Portfolio 21

NOTES TO FINANCIAL STATEMENTS June 30, 2009, Continued

returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals.  For its services, the Administrator receives a monthly fee at the following annual rate:

First $50 million	0.15% of average daily net assets
Next $50 million	0.12% of average daily net assets
Next$50 million	0.10% of average daily net assets
Over $150 million	0.05% of average daily net assets
$30,000 minimum

For the year ended June 30, 2009, the Fund incurred $219,614 in administration fees. The officers of the Trust are employees of the Administrator. The Chief Compliance Officer is also an employee of the Administrator. For the year ended June 30, 2009, the Fund was allocated $7,420 of the Trust’s Chief Compliance Officer fee.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  U.S. Bank, N.A. serves as custodian (the “Custodian”) to the Fund. Both the Distributor and Custodian are affiliates of the Administrator.

The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act with respect to Retail shares.  The Plan provides that the Fund may pay a fee to the Advisor, as Distribution Coordinator, at an annual rate of up to 0.25% of the average daily net assets of Retail shares.  No distribution fees are paid by Institutional shares.  The fee is paid to the Distribution Coordinator as compensation for distribution-related activities, not reimbursement for specific expenses incurred.  For the year ended June 30, 2009, the Fund incurred $351,524 in distribution fees.

The Fund has entered into Sub-Transfer Agent Arrangements (the “Arrangements”) with respect to Retail Class shares.  Under the Arrangements, the Fund will pay Sub-Transfer Agents, at an annual rate of up to 0.05% of the average daily net assets of Retail shares.  All Arrangements must be approved by the Board of Trustees.  For the year ended June 30, 2009, the Fund incurred $70,305 in Sub-Transfer Agent fees.

Portfolio 21

NOTES TO FINANCIAL STATEMENTS June 30, 2009, Continued

NOTE 4 – PURCHASES AND SALES OF SECURITIES

For the year ended June 30, 2009, the cost of purchases and the proceeds from the sale of securities, excluding short-term investments, were $73,264,388 and $26,052,516 respectively.

There were no purchases or sales of long-term U.S. Government securities for the year ended June 30, 2009.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended June 30, 2009 and the year ended June 30, 2008 was as follows:

	June 30, 2009	June 30, 2008
Distributions paid from:
Ordinary income	$3,398,725	$2,171,067
Long-term capital gain	29,498	501,355
	$3,428,223	$2,672,422

As of June 30, 2009, the components of accumulated earnings/(losses) on a tax basis were as follows:

Tax cost of Investments	$273,460,360
Unrealized Appreciation	—
Unrealized Depreciation	(21,979,284)
Net unrealized appreciation (depreciation)	(21,979,284)
Unrealized appreciation on foreign currency	15,223
Undistributed OI	1,795,578
Undistributed LTG	—
Distributable earnings	1,795,578
Other accumulated gain/(loss)	(13,821,802)
Total accumulated gain/(loss)	$(33,990,285)

Under tax law, certain capital and foreign currency losses realized after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. At June 30, 2009, the fund deferred, on a tax basis, post-October currency losses of $2,764 and post-October loss of $6,051,595.  At June 30, 2009, the Fund had capital loss carryforwards available for federal income tax purposes of $7,767,442 which expire in 2017, to offset future gains.

Portfolio 21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of
  Portfolio 21 and
The Board of Trustees of
  Professionally Managed Portfolios

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Portfolio 21, a series of Professionally Managed Portfolios, as of June 30, 2009 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, the period September 1, 2005 to June 30, 2006 and each of the two years in the period ended August 31, 2005.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2009, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Portfolio 21 as of June 30, 2009, the results of its operations for the year then ended, the changes in its net assets for the each of the two years in the period then ended and the financial highlights for the periods referred to above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 27, 2009

Portfolio 21

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The overall management of the business and affairs of the Trust is vested with its Board of Trustees (the “Board”).  The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, the Administrator, Custodian and Transfer Agent.  The day-to-day operations of the Trust are delegated to its officers, subject to the Fund’s investment objectives, strategies, and policies and to general supervision by the Board.

The current Trustees and executive officers of the Trust, their dates of birth and positions with the Trust, term of office with the Trust and length of time served, their principal occupations for the past five years and other directorships held are set forth in the table below.  Unless noted otherwise, each person has held the position listed for a minimum of five years.

Number of
Portfolios
		Term of	Principal	in Fund
	Position	Office and	Occupation	Complex(2)	Other
Name, Age	with the	Length of	During	Overseen	Directorships
and Address	Trust(1)	Time Served	Past Five Years	by Trustees	Held

Independent Trustees of the Trust
Dorothy A. Berry	Chairman	Indefinite	President, Talon	1	Trustee,
(born 1943)	and	Term;	Industries, Inc.		Allegiant
2020 E. Financial Way	Trustee	Since	(administrative,		Funds.
Suite 100		May 1991.	management and business
Glendora, CA 91741			consulting); formerly,
Executive Vice President
and Chief Operating
Officer, Integrated Asset
Management (investment
adviser and manager) and
formerly, President, Value
Line, Inc. (investment
advisory and financial
publishing firm).
Wallace L. Cook	Trustee	Indefinite	Investment	1	The Dana
(born 1939)		Term;	Consultant; formerly,		Foundation;
2020 E. Financial Way		Since	Chief Executive Officer,		The
Suite 100		May 1991.	Rockefeller Trust Co.,		University of
Glendora, CA 91741			(prior thereto Senior		Virginia Law
			Vice President), and		School
			Managing Director,		Foundation.
Rockefeller & Co.
(Investment Manager
and Financial Advisor);
formerly, Senior Vice
President, Norton Simon, Inc.

Portfolio 21

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited), Continued

Number of
Portfolios
		Term of	Principal	in Fund
	Position	Office and	Occupation	Complex(2)	Other
Name, Age	with the	Length of	During	Overseen	Directorships
and Address	Trust(1)	Time Served	Past Five Years	by Trustees	Held
Carl A. Froebel	Trustee	Indefinite	Owner, Golf	1	None.
(born 1938)		Term;	Adventures, LLC,
2020 E. Financial Way		Since	(Vacation Services);
Suite 100		May 1991.	formerly, President
Glendora, CA 91741			and Founder, National
Investor Data Services,
Inc. (investment related
computer software).
Steven J. Paggioli	Trustee	Indefinite	Consultant; formerly,	1	Independent
(born 1950)		Term;	Executive Vice		Trustee, The
2020 E. Financial Way		Since	President, Investment		Managers
Suite 100		May 1991.	Company		Funds,
Glendora, CA 91741			Administration, LLC		Managers
			(“ICA”) (mutual		AMG Funds;
			fund administrator).		Advisory
Board
Member,
Sustainable
Growth
Advisers, LP;
Independent
Director,
Chase
Investment
Counsel.
Officers of the Trust
Robert M. Slotky	President	Indefinite	Senior Vice	Not	Not
(born 1947)		Term; Since	President, U.S.	Applicable	Applicable
2020 E. Financial Way		August 2002.	Bancorp Fund
Suite 100	Chief	Indefinite	Services, LLC
Glendora, CA 91741	Compliance	Term; Since	since July 2001.
	Officer	September
2004
	Anti-	Indefinite
	Money	Term; Since
	Laundering	December
	Officer	2005.

Portfolio 21

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited), Continued

Number of
Portfolios
		Term of	Principal	in Fund
	Position	Office and	Occupation	Complex(2)	Other
Name, Age	with the	Length of	During	Overseen	Directorships
and Address	Trust(1)	Time Served	Past Five Years	by Trustees	Held
Eric W. Falkeis	Treasurer	Indefinite	Senior Vice	Not	Not
(born 1973)		Term;	President USBFS	Applicable	Applicable
615 East Michigan St.		Since	since September
Milwaukee, WI 53202		August 2002.	2007; Chief Financial
Officer, U.S. Bancorp
Fund Services, LLC,
since April 2006;
Vice President, U.S.
Bancorp Fund Services,
LLC since 1997;
formerly, Chief
Financial Officer,
Quasar Distributors,
LLC (2000-2003).
Elaine E. Richards	Secretary	Indefinite	Vice President and	Not	Not
(born 1968)		Term;	Legal Compliance	Applicable	Applicable
2020 E. Financial Way		Since	Officer, U.S. Bancorp
Suite 100		February	Fund Services, LLC,
Glendora, CA 91741		2008.	since July 2007;
formerly, Vice
President and Senior
Counsel, Wells Fargo
Funds Management,
LLC (2004-2007),
formerly, Vice President
and Legal Compliance
Officer, U.S. Bancorp
Fund Services, LLC
(1998-2004).

(1)	The Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series.

Portfolio 21

FEDERAL TAX INFORMATION (Unaudited)

For the year ended June 30, 2009, Portfolio 21 earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

	Gross Dividend	Taxes Withheld
Country	Per Share	Per Share
Austria	0.0055	0.0003
Australia	0.0087	0.0000
Belgium	0.0042	-0.0005
Brazil	0.0057	0.0001
Canada	0.0079	0.0011
Switzerland	0.0326	0.004
Germany	0.0288	0.0032
Spain	0.0284	0.0041
Finland	0.0132	0.0021
France	0.0303	0.0045
United Kingdom	0.0800	0.0001
Hong Kong	0.0023	0.0000
Japan	0.0365	0.0026
Netherlands	0.0131	0.0020
Norway	0.0013	0.0002
Sweden	0.0512	0.0047
Singapore	0.0006	0.0000

Portfolio 21

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the policies and procedures that Portfolio 21 uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 209-1962. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12- month period ended June 30 is available without charge, upon request, by calling (866) 209-1962 or through the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

Portfolio 21 files its complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling (866) 209-1962.  Furthermore, you will be able to obtain the Form N-Q on the SEC’s website at www.sec.gov.

INFORMATION ABOUT HOUSEHOLDING

To reduce expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those address shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (866) 209-1962 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

INFORMATION ABOUT ELECTRONIC DELIVERY OF DOCUMENTS

Portfolio 21 is pleased to offer the convenience of viewing shareholder communications, including the fund prospectuses, annual reports, and proxy statements online.  Please go to www.Portfolio21.com for more information or to sign up for this service.

(This Page Intentionally Left Blank.)

Advisor
PORTFOLIO 21 INVESTMENTS
721 NW 9th Avenue
Portland, Oregon  97209
(877) 351-4115

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

Custodian
U.S. BANK, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania  19103

Legal Counsel
PAUL, HASTINGS, JANOFSKY & WALKER, LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, New York  10022

Portfolio 21 – Retail Class
Symbol – PORTX
CUSIP – 742935588

Portfolio 21 – Institutional Class
Symbol – PORIX
CUSIP – 742935356

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Portfolio 21 Fund

	FYE 6/30/2009	FYE 6/30/2008
Audit Fees	$18,500	$18,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,200	$2,200
All Other Fees	$1,500	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Portfolio 21 Fund

Non-Audit Related Fees	FYE 6/30/2009	FYE 6/30/2008
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)      /s/Robert M. Slotky
Robert M. Slotky, President

Date  September 1, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Robert M. Slotky
Robert M. Slotky, President

Date  September 1, 2009

By (Signature and Title)      /s/Eric W. Falkeis
Eric W. Falkeis, Treasurer

Date  August 25, 2009

* Print the name and title of each signing officer under his or her signature.